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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 7, 1996



                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)



        MINNESOTA               0-26152                 47-0684333
(State or jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)  Number)                 Identification
                                                        No.)



                               13215 BIRCH STREET
                              OMAHA, NEBRASKA 68164
                                 (402) 498-6810
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  --------------------------------------------












     This 8-K consists of 15 pages.  The Exhibit Index is on page 4.

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ITEM 5.  OTHER EVENTS.

     (A) On June 7, 1996, the registrant announced a definitive agreement to acquire Mitre plc, a European teleservicing company with headquarters in London, England. Details of such announcement are contained in the news release issued by the registrant on June 7, 1996, a copy of which is filed as an Exhibit to this Form 8-K.

     (B) On June 7, 1996, the registrant announced a definitive agreement to acquire Tele-Action, S.A., a Spanish teleservicing company with headquarters in Madrid, Spain. Details of such announcement are contained in the news release issued by the registrant on June 7, 1996, a copy of which is filed as an Exhibit to this Form 8-K.

     (C) On June 7, 1996, the registrant announced a definitive agreement to acquire National Action Financial Services, Inc., a credit collections and accounts receivable management business with headquarters in Atlanta, Georgia. Details of such announcement are contained in the news release issued by the registrant on June 7, 1996, a copy of which is filed as an Exhibit to this Form 8-K.

     (D)  On June 7, 1996, the registrant announced the appointments of Michael
P. May as President and Barry S. Major as Chief Financial Officer and Executive Vice President-Finance. Certain of those positions had been previously held by Matthew H. Gates who has retired. Details of such announcement are contained in the news release issued by the registrant on June 7, 1996, a copy of which is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

               99.2 News release of SITEL Corporation dated June 7, 1996 (Mitre plc)

               99.3 News release of SITEL Corporation dated June 7, 1996 (Tele-
                    Action, S.A.)

               99.4 News release of SITEL Corporation dated June 7, 1996 (NAFS)

               99.5 News release of SITEL Corporation dated June 7, 1996
                    (officer appointments)


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  June 18, 1996                    SITEL Corporation



                                        By: /s/ James F. Lynch
                                           ----------------------------------
                                          James F. Lynch
                                          Chairman and Chief Executive Officer


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                                SITEL CORPORATION

                                  EXHIBIT INDEX

                                                                     Page Number
                                                                   In Sequential
Exhibit                                                                Numbering
 No.                                                                    System
- -------                                                            -------------
  99.2    News release of SITEL Corporation dated June 7, 1996
          (Mitre plc)                                                          5

  99.3    News release of SITEL Corporation dated June 7, 1996
          (Tele-Action, S.A.)                                                  8

  99.4    News release of SITEL Corporation dated June 7, 1996
          (NAFS)                                                              11

  99.5    News release of SITEL Corporation dated June 7, 1996
          (officer appointments)                                              14


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